WARBURG PINCUS ADVISOR FUNDS
AUGUST 31, 1996

GROWTH & INCOME FUND

BALANCED FUND

ANNUAL REPORT

A Prospectus containing more complete information, including charges and expenses and where applicable, the special considerations and risks associated with international investing may be obtained by calling 800-369-2728 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030. Investors should read the Prospectus carefully before investing.

WARBURG PINCUS
INVESTMENTS

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS ANNUAL REPORT ARE AS OF AUGUST 31, 1996; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS ANNUAL REPORT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT
---------------------------------------------------------------------

Dear Shareholder:                                               October 21, 1996

  For the 12 months ended August 31, 1996, Warburg Pincus Advisor Growth & Income Fund (the "Fund") had a total return of -3.92%, vs. a total return of 18.73% for the S&P 500 Index.

  The Fund's significant underperformance is largely attributable to weakness in gold-related shares, which had a sizable representation in the portfolio through the period. As long-term shareholders in the Fund know, we have been and remain positive on gold and gold-mining stocks as a secular investment theme, based on the large and ongoing imbalance between the metal's supply and demand. Annual demand for gold exceeds new supply by over 800 tons. The magnitude of this imbalance should, we believe, lead to a markedly higher price for the metal over time, assuming that gold responds like any other commodity to market forces. Outside forces -- e.g., forward-selling by gold-mining companies and selling by central banks -- may suppress gold's price over the short to intermediate term, but we believe the overall trend will remain positive.

  Gold's positive fundamentals asserted themselves in January of this year, when the metal's spot price rose to $415 an ounce, its highest level in several years. This marked the first time in a decade that gold had risen above the $400 mark without the benefit of an exogenous shock of some sort (previously, gold had risen above $400 in response to the stock-market crash of 1987, the Tiananmen Square uprising in China, and the Gulf War), and seemed to suggest that gold was poised for an extended run. Unfortunately, the rally proved short-lived, and the metal's price fell back below $400, where it has remained since.

  The gold-related sector continued to be among the market's best performers year to date through May of 1996, however, with a gain of over 25%. The Fund's year-to-date performance at the time roughly matched that of the S&P 500. Within an approximately two-week period in June, however, gold shares tumbled, triggered by redemptions from gold-sector mutual funds and asset allocation shifts away from gold by market strategists. The speed and severity of the sell-off left us little time to take profits, and the Fund's large weighting took a sizable toll on its performance. (Large redemptions from gold mutual funds had taken a similarly large toll on the sector at the end of 1995, and the Fund's performance had suffered then as well. It is noteworthy that, in both cases, the sales of these stocks were unrelated to movements in gold's price, which remained in a fairly narrow range throughout.)

  Since it is difficult to predict when gold will finally and decisively break out of its range, we are scaling back the Fund's exposure, to a targeted weighting of approximately 10%. This remaining position will consist of what we deem to be

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
---------------------------------------------------------------------
the highest-quality companies in the sector. The smaller weighting will allow us to participate in a rally in gold stocks when such materializes, but will also allow us to take advantage of other opportunities in the market as they arise.

  Another factor that weighed on the Fund's performance during the reporting period was its emphasis on industrial cyclical stocks in the early part of 1996. We had established a fairly significant weighting in these securities (e.g., steel companies) in the latter months of 1995. This was based on our view that the U.S. economy would prove surprisingly strong in 1996, benefiting companies whose earnings prospects are tied closely to the economic cycle. While our forecast on the economy proved correct, industrial cyclical stocks barely moved in price. Historically, the correlation between stronger economic growth and the performance of cyclical stocks has been very high, but in this instance the two bore little relation.

  Weakness in these two areas -- gold-related stocks and industrial cyclicals -- accounted for the bulk of the Fund's underperformance, and outweighed gains seen in other areas of the portfolio. Areas of strength during the period included financial stocks, oil-services securities, selected health-care stocks, and aerospace & defense issues. We continue to find selected values in these areas, and will likely add to our weightings in the months ahead. We are particularly positive on the prospects for financials, especially banks, and these represent the largest portion of the Fund's assets currently.

  More broadly, we plan to expand the Fund's emphasis on larger-cap, higher-quality companies in the months ahead, particularly those on the capital-investment side of the economy. This reflects our view that a gradually decelerating economy over the next several quarters will translate into generally slower profit growth. In this type of environment, we believe, investors will likely place a premium on companies with the demonstrated ability to generate steadily growing profits. We will also continue to focus on companies engaged in share-buyback programs (e.g., banks), as such programs can have the effect of improving reported profit growth. This strategy, combined with the reduction in the Fund's gold weighting, should, we believe, lead to a significant improvement in the Fund's performance going forward.

Anthony G. Orphanos
Portfolio Manager

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
---------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS GROWTH & INCOME
                   FUND SINCE INCEPTION AS OF AUGUST 31, 1996

  The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Growth & Income Fund from May 15, 1995 (inception) to August 31, 1996, assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500* for the same period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        FUND (ADVISOR SHARES)    S&P 500
5/31/95                                                                 10,000     10,000
6/30/95                                                              10,164.81  10,234.10
7/31/95                                                              10,669.02  10,580.73
8/31/95                                                              10,011.88  10,599.14
9/29/95                                                              10,868.95  11,045.79
10/31/95                                                             10,422.28  11,013.09
11/30/95                                                             11,092.29  11,486.87
12/29/95                                                             10,934.81  11,709.49
1/31/96                                                              11,609.79  12,113.70
2/29/96                                                              11,531.64  12,220.42
3/29/96                                                              11,614.62  12,339.94
4/30/96                                                              11,792.33  12,521.58
5/31/96                                                              11,870.52  12,843.51
6/28/96                                                              11,013.92  12,892.45
7/31/96                                                              10,182.01  12,323.76
8/30/96                                                              10,580.19  12,583.92
Average Annual Total Returns for periods ending
8/31/96
(Advisor Shares)
1 year                                                                  -3.92%
Since Inception (5/15/95)                                                4.70%

                                                    FUND
                                                  ---------
1 Year Total Return (9/30/95-9/30/96)...........      -4.01%
Average Annual Total Since Inception
  (5/15/95-9/30/96).............................       3.36%

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------

*The S&P 500 is an unmanaged index, composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange, and has no defined investment objective.

WARBURG PINCUS ADVISOR BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT
-----------------------------------------------------------------------------

Dear Shareholder:                                               October 21, 1996

  For the 12 months ended August 31, 1996, Warburg Pincus Advisor Balanced Fund (the "Fund") gained 9.56%, vs. a 10.41% gain for the Lipper Balanced Funds Index.

  The 12 months can best be viewed as two distinct periods. From September 1995 through December 1995, U.S. interest rates generally fell, reflecting investors' positive views on the controlled rate of economic expansion and the continued absence of significant inflationary pressures. This benign economic environment translated into strong gains for domestic stock and bond markets.

  From January 1996 through August 1996, however, U.S. interest rates backed up significantly, as investors responded negatively to evidence of robust growth in the economy. Too-rapid growth, it was reasoned, would lead to rising inflation and a potential tightening of credit by the Federal Reserve. This took a heavy toll on the bond market, with most sectors (excluding the high-yield group) posting disappointing results. Stocks continued to advance, however (notwithstanding a correction in June and July), propelled by steady growth in corporate earnings and continued strong cash flows into equity mutual funds.

  We made few major changes in asset allocation during the period. Our primary focus remained U.S. equities, and these proved to be the main contributors to the Fund's performance for the full 12 months. We divided this weighting (55% of net assets as of August 31) among the large-, mid- and small-cap sectors of the market, with our heaviest concentration on the small-cap area through most of the period.

  Our fixed-income exposure (35% of net assets as of August 31, including short-term obligations) remained concentrated primarily in U.S. Treasuries through the 12 months. We maintained an intermediate duration in the portfolio throughout, consistent with our view that the fixed-income portion of the Fund exists primarily to provide income and stability, rather than as a potential source of large capital gains.

  We kept our international-equity weighting close to 10% of net assets throughout the reporting period, and good stock selection here contributed positively to the Fund's results. Our holdings included a geographically diverse mix of securities from Europe and the Far East.

  Our outlook on the Fund's prospects remains positive. We believe that the present economic environment in the U.S., consisting of moderate growth and low inflation, will extend through the remainder of 1996 and into 1997. This augurs well for the performance of U.S. financial markets, which comprise the bulk of our exposure. Similarly, we continue to find excellent investment opportunities abroad. Set against this favorable backdrop, we will strive to provide attractive total returns while keeping a firm rein on risk.

Dale C. Christensen                     Anthony G. Orphanos
Co-Portfolio Strategist                 Co-Portfolio Strategist

WARBURG PINCUS ADVISOR BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
-----------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS BALANCED FUND
                     SINCE INCEPTION AS OF AUGUST 31, 1996

  The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Balanced Fund from July 31, 1995 (inception) to August 31, 1996 assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500* and Lipper Balanced Funds Index ("LBFI")** for the same time period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        FUND (ADVISOR SHARES)    S&P 500     LBFI
7/31/95                                                                 10,000     10,000     10,000
8/31/95                                                              10,382.46  10,017.40  10,078.00
9/29/95                                                              10,493.56  10,439.53  10,318.66
10/31/95                                                             10,241.27  10,408.63  10,292.66
11/30/95                                                             10,727.17  10,856.41  10,612.56
12/29/95                                                             10,902.15  11,066.81  10,779.60
1/31/96                                                              11,215.00  11,448.84  10,974.17
2/29/96                                                              11,233.96  11,549.70  10,979.44
3/29/96                                                              11,242.20  11,662.66  11,020.83
4/30/96                                                              11,546.30  11,834.33  11,093.90
5/31/96                                                              11,802.89  12,138.59  11,207.28
6/28/96                                                              11,517.51  12,184.84  11,244.26
7/31/96                                                              11,012.61  11,647.37  10,954.95
8/30/96                                                              11,374.61  11,893.24  11,127.81
Average Annual Total Returns for periods ending
8/31/96
(Advisor Shares)
1 year                                                                   9.56%
Since Inception (7/31/95)                                               12.54%

                                                     FUND
                                                   ---------
1 Year Total Return (9/30/95-9/30/96)............      11.70%
Average Annual Total Since Inception
  (7/31/95-9/30/96)..............................      14.51%

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------

 *The S&P 500 is an unmanaged index, composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange, and has no defined investment objective.

**The Lipper Balanced Funds Index is an equal weighted index of the 30 largest balanced funds that is compiled by Lipper Analytical Services, Inc. It is unmanaged with no defined investment objective.

WARBURG PINCUS GROWTH & INCOME FUND

STATEMENT OF NET ASSETS

August 31, 1996

                                                                       NUMBER OF
                                                                        SHARES       VALUE
                                                                       ---------  ------------
COMMON STOCKS (92.2%)
  AEROSPACE & DEFENSE (3.9%)
    GRC International, Inc. +                                            820,000  $ 16,810,000
    Litton Industries, Inc. +                                            320,000    14,920,000
                                                                                  ------------
                                                                                    31,730,000
                                                                                  ------------
  AGRICULTURE (0.7%)
    Agrium, Inc.                                                         390,000     5,460,000
                                                                                  ------------
  BANKS & SAVINGS & LOANS (16.9%)
    BankAmerica Corp.                                                    270,000    20,925,000
    Bankers Trust New York Corp.                                         335,000    26,046,250
    Bank of New York Co., Inc.                                           755,000    21,045,625
    Chase Manhattan Corp.                                                233,000    17,329,375
    Greenpoint Financial Corp.                                           365,000    13,003,125
    Mercantile Bancorp, Inc.                                             370,000    18,083,750
    Wells Fargo & Co.                                                     80,000    19,900,001
                                                                                  ------------
                                                                                   136,333,126
                                                                                  ------------
  COMMUNICATIONS & MEDIA (0.8%)
    Infinity Broadcasting Corp. Class A                                  235,000     6,433,125
                                                                                  ------------
  COMPUTERS (6.7%)
    Amdahl Corp. +                                                       650,000     6,459,375
    Honeywell, Inc.                                                      550,000    31,968,750
    Intuit, Inc. +                                                       380,000    13,870,000
    Novadigm, Inc. +                                                     258,000     1,935,000
                                                                                  ------------
                                                                                    54,233,125
                                                                                  ------------
  ELECTRONICS (0.8%)
    Lexmark International Group Inc., Class A +                          360,000     6,435,000
                                                                                  ------------
  ENERGY (0.4%)
    Santa Fe Energy Resources, Inc. +                                    280,000     3,290,000
                                                                                  ------------
  ENGINEERING & CONSTRUCTION  (2.7%)
    Stone & Webster, Inc.                                                665,000    21,446,250
                                                                                  ------------
  ENTERTAINMENT (0.7%)
    Boardwalk Casino, Inc. +                                             900,000     5,625,000
                                                                                  ------------
  FINANCIAL SERVICES (7.8%)
    Aetna, Inc.                                                          340,000    22,482,500
    Charles Schwab Corp.                                                 420,000    10,500,000
    Student Loan Marketing Association                                   144,000    10,602,000
    USF & G Corp.                                                      1,200,000    19,350,000
                                                                                  ------------
                                                                                    62,934,500
                                                                                  ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND

August 31, 1996

                                                                       NUMBER OF
                                                                        SHARES       VALUE
                                                                       ---------  ------------
COMMON STOCKS (CONT'D)
  HEALTHCARE (3.5%)
    ALZA Corp. +                                                         555,000  $ 15,193,125
    Baxter International, Inc.                                            69,000     3,079,125
    Biomet, Inc. +                                                       400,000     6,250,000
    FoxMeyer Health Corp. +                                              980,000     3,920,000
                                                                                  ------------
                                                                                    28,442,250
                                                                                  ------------
  INDUSTRIAL MANUFACTURING & PROCESSING (6.6%)
    Corning, Inc.                                                        475,000    17,693,750
    Inco Ltd.                                                          1,110,000    35,797,500
                                                                                  ------------
                                                                                    53,491,250
                                                                                  ------------
  METALS (4.2%)
    Pegasus Gold, Inc. +                                               2,800,000    33,600,000
                                                                                  ------------
  MINING (22.9%)
    Echo Bay Mines Ltd.                                                1,300,000    12,918,750
    Hecla Mining Co. +                                                 2,200,000    15,125,000
    Homestake Mining Co.                                               2,514,000    41,481,000
    Newmont Mining Corp.                                               1,058,000    55,941,750
    Placer Dome, Inc.                                                  2,000,000    48,000,000
    Prime Resources Group, Inc.                                        1,400,000    10,845,520
                                                                                  ------------
                                                                                   184,312,020
                                                                                  ------------
  OIL SERVICES (6.1%)
    Baker Hughes, Inc.                                                   955,000    28,888,750
    Coflexip-Sponsored ADR                                                30,000       596,250
    Halliburton Co.                                                      380,000    19,997,500
                                                                                  ------------
                                                                                    49,482,500
                                                                                  ------------
  PHARMACEUTICALS (0.6%)
    Columbia Laboratories, Inc. +                                        389,000     4,959,750
                                                                                  ------------
  TELECOMMUNICATIONS & EQUIPMENT (6.9%)
    Airtouch Communications, Inc. +                                      845,000    23,237,500
    Frontier Corp.                                                       650,000    19,175,000
    Globalstar Telecommunications, Ltd. +                                180,000     7,785,000
    Lucent Technologies, Inc.                                            150,000     5,531,250
                                                                                  ------------
                                                                                    55,728,750
                                                                                  ------------
TOTAL COMMON STOCKS (Cost $693,199,366)                                            743,936,646
                                                                                  ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND

August 31, 1996

                                                                             PAR
                                                              MATURITY      (000)        VALUE
                                                              ---------  -----------  ------------
REPURCHASE AGREEMENTS (6.4%)
    State Street Bank & Trust Co. 5.25%
    (Agreement dated 08/30/96 to be repurchased at
    $51,700,141, collateralized by $51,610,000 U.S. Treasury
    Notes 6.125% due 03/31/98. Market value of collateral is
    $52,706,712.)
    (cost $51,670,000)                                        09/03/96   $    51,670  $ 51,670,000
                                                                                      ------------
TOTAL INVESTMENTS AT VALUE (98.6%) (cost $744,869,366*)                                795,606,646
                                                                                      ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)                                            11,585,561
                                                                                      ------------
NET ASSETS (100%) (applicable to 48,839,771 Common Shares
  and 5,345,955 Advisor Shares)                                                       $807,192,207
                                                                                      ------------
                                                                                      ------------
NET ASSET VALUE, offering and redemption price per Common
  Share ($727,627,300  DIVIDED BY 48,839,771)                                               $14.90
                                                                                      ------------
                                                                                      ------------
NET ASSET VALUE, offering and redemption price per Advisor
  Share ($79,564,907  DIVIDED BY 5,345,955)                                                 $14.88
                                                                                      ------------
                                                                                      ------------

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depositary Receipt
--------------------------------------------------------------------------------
+ Non-income producing

* Cost for Federal income tax purposes at August 31, 1996 is $745,079,592. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation              $ 97,532,243
Gross Depreciation              $(47,005,189)
                                ------------
Net Appreciation                $ 50,527,054
                                ------------
                                ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

STATEMENT OF NET ASSETS

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (63.0%)
U.S. COMMON STOCKS
  AEROSPACE & DEFENSE (1.7%)
    GRC International, Inc. +                                                  4,500   $    92,250
    Litton Industries, Inc. +                                                  1,100        51,288
    Lockheed Martin Corp.                                                      1,500       126,188
    Loral Space and Communications Ltd.                                        5,100        71,400
    Sundstrand Corp.                                                           1,900        71,013
    Tracor, Inc. +                                                             5,400       104,625
                                                                                       -----------
                                                                                           516,764
                                                                                       -----------
  BANKS & SAVINGS & LOANS (6.1%)
    Bancorp of Hawaii, Inc.                                                    1,100        41,663
    BankAmerica Corp.                                                          1,300       100,750
    Bank of Boston Corp.                                                       2,200       116,050
    Bank of New York Co., Inc.                                                 6,900       192,338
    Bankers Trust New York Corp.                                               1,500       116,625
    Chase Manhattan Corp.                                                      2,980       221,638
    Citicorp                                                                   1,200        99,900
    Cullen/Frost Bankers Inc.                                                  2,500        71,250
    Great Financial Corp.                                                      3,700       104,988
    Great Western Financial Corp.                                              3,500        86,625
    Greenpoint Financial Corp.                                                 1,700        60,563
    Mercantile Bancorp, Inc.                                                   1,700        83,088
    PNC Bank Corp.                                                             2,300        71,875
    Quaker City Bancorp. +                                                     6,700        97,988
    RCSB Financial, Inc.                                                       3,750       100,781
    Texas Regional Bancshares, Inc.                                            1,500        43,125
    Wells Fargo & Co.                                                          1,066       265,168
                                                                                       -----------
                                                                                         1,874,415
                                                                                       -----------
  BUSINESS SERVICES (2.5%)
    American List Corp.                                                        3,650       102,656
    American Management Systems, Inc. +                                        3,000        76,125
    Checkpoint Systems, Inc. +                                                 2,000        57,750
    Daisytek International Corp. +                                             1,000        41,750
    DecisionOne Holdings Corp. +                                               2,300        38,525
    DST Systems, Inc. +                                                        2,000        61,500
    Electronic Data Systems Corp.                                              1,500        81,750
    First Data Corp.                                                           1,500       117,000
    Olsten Corp.                                                               3,400        94,775
    Pittston Brink's Services Group                                            2,000        56,500
    Reynolds & Reynolds Co., Class A                                           1,000        50,125
                                                                                       -----------
                                                                                           778,456
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  CAPITAL EQUIPMENT (1.0%)
    Allied Products Corp.                                                      3,100   $    80,212
    Avondale Industries, Inc. +                                                5,600        88,200
    Navistar International Corp +                                              6,000        58,500
    Roper Industries, Inc.                                                     2,000        83,000
                                                                                       -----------
                                                                                           309,912
                                                                                       -----------
  CHEMICALS (1.9%)
    Avery Dennison Corp.                                                       2,800       143,150
    Foamex International, Inc. +                                               3,100        48,244
    Monsanto Co.                                                               7,000       224,875
    Morton International, Inc.                                                 2,000        74,250
    Olin Corp.                                                                 1,000        79,250
                                                                                       -----------
                                                                                           569,769
                                                                                       -----------
  COMMUNICATIONS & MEDIA (1.5%)
    Harte-Hanks Communications                                                 4,000       102,000
    Heritage Media Corp., Inc. Class A +                                       2,600        52,000
    Infinity Broadcasting Corp.                                                6,000       164,250
    K-III Communications Corp. +                                              10,000       110,000
    Metromedia International Group, Inc. +                                     3,800        42,750
                                                                                       -----------
                                                                                           471,000
                                                                                       -----------
  COMPUTERS (2.0%)
    Amdahl Corp. +                                                             2,800        27,825
    Auspex Systems, Inc. +                                                     4,000        63,000
    Citrix Systems, Inc.                                                       1,000        42,000
    Clarify, Inc. +                                                            1,000        41,813
    Honeywell, Inc.                                                            2,800       162,750
    Intuit, Inc. +                                                             2,100        76,650
    National Instruments Corp. +                                               2,000        56,250
    Pure Atria Corp. +                                                         3,089        94,994
    Rational Software                                                          1,000        53,250
                                                                                       -----------
                                                                                           618,532
                                                                                       -----------
  CONGLOMERATES (0.8%)
    Oglebay Norton Co.                                                         2,300        97,175
    Thermo Electron Corp. +                                                    1,200        47,550
    United Technologies Corp.                                                    800        90,200
                                                                                       -----------
                                                                                           234,925
                                                                                       -----------
  CONSUMER DURABLES (0.1%)
    Triangle Pacific Corp. +                                                   1,700        36,975
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  CONSUMER NON-DURABLES (1.9%)
    Alberto Culver Co. Class A                                                 2,800   $    98,000
    American Safety Razor Corp. +                                              5,900        69,325
    Donnkenny, Inc. +                                                          4,500        79,313
    Nature's Sunshine Products, Inc.                                           3,000        67,500
    Samsonite Corp. +                                                          1,900        38,950
    Scotts Co. Class A                                                         2,000        37,500
    Sola International, Inc. +                                                 1,000        35,000
    Standex International Corp.                                                3,100        89,900
    Westpoint Stevens, Inc. +                                                  2,700        70,538
                                                                                       -----------
                                                                                           586,026
                                                                                       -----------
  CONSUMER SERVICES (0.7%)
    DeVRY, Inc. +                                                              2,000        92,000
    ITT Educational Services, Inc. +                                           1,000        36,125
    York Group, Inc.                                                           4,400        72,600
                                                                                       -----------
                                                                                           200,725
                                                                                       -----------
  ELECTRONICS (2.5%)
    ESCO Electronics Corp. Common Trust Receipt +                              6,700        78,725
    Glenayre Technologies, Inc. +                                              3,000       110,250
    Larson Davis, Inc. +                                                      18,300       153,263
    Lexmark International Group Inc., Class A +                                2,000        35,750
    Linear Technology Corp.                                                    2,500        85,000
    Maxim Integrated Products, Inc. +                                          2,600        79,788
    Methode Electronics, Inc. Class A                                          5,250        99,750
    Synopsys, Inc. +                                                           2,500        95,000
    ThermoTrex Corp. +                                                           900        33,863
                                                                                       -----------
                                                                                           771,389
                                                                                       -----------
  ENERGY & RESOURCES (2.4%)
    Barrett Resources Corp. +                                                  1,000        33,125
    Burlington Resources, Inc.                                                 2,300        98,038
    Forest Oil Corp. +                                                         6,700        94,638
    Nuevo Energy Co.                                                           3,300       123,337
    Texas Meridian Resources Corp. +                                          22,900       294,837
    United Meridian Corp. Series A +                                           2,000        79,500
                                                                                       -----------
                                                                                           723,475
                                                                                       -----------
  ENGINEERING & CONSTRUCTION (0.5%)
    Gradall Industries, Inc.                                                   6,000        63,750
    Stone & Webster, Inc.                                                      2,300        74,175
                                                                                       -----------
                                                                                           137,925
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  ENVIRONMENTAL SERVICES (0.5%)
    Allied Waste Industries, Inc. +                                            8,000   $    64,000
    USA Waste Services, Inc. +                                                 3,500        96,250
                                                                                       -----------
                                                                                           160,250
                                                                                       -----------
  FINANCIAL SERVICES (5.7%)
    Aetna, Inc.                                                                1,300        85,962
    Charles Schwab Corp.                                                       1,700        42,500
    City National Corp.                                                        2,000        35,250
    Commerce Group, Inc.                                                       1,900        39,662
    Federal Home Loan Mortgage Corp.                                           1,100        97,212
    First Alliance Corp.                                                       2,300        56,925
    Fund American Enterprises Holdings, Inc.                                     700        64,487
    Household International, Inc.                                                600        47,550
    Legg Mason, Inc.                                                           5,000       151,875
    Leucadia National Corp.                                                    4,000        91,000
    Liberty Financial Companies, Inc.                                          2,500        76,250
    National Western Life Insurance Co. Class A +                              1,400       101,150
    Security Connecticut Corp.                                                 8,000       242,000
    Student Loan Marketing Association +                                         600        44,175
    Transactions Systems Architects, Inc. Class A +                            6,800       207,400
    Transport Holdings, Inc. Class A +                                         2,000        98,000
    Triad Guaranty, Inc. +                                                     3,200        88,000
    USF & G Corp.                                                              5,500        88,687
    White River Corp. +                                                        1,900       108,300
                                                                                       -----------
                                                                                         1,766,385
                                                                                       -----------
  FOOD, BEVERAGES & TOBACCO (0.4%)
    Coca Cola Enterprises, Inc.                                                1,300        52,487
    Suiza Foods Corp. +                                                        4,800        84,000
                                                                                       -----------
                                                                                           136,487
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  HEALTHCARE (2.9%)
    ALZA Corp.                                                                 2,200   $    60,225
    Ballard Medical Products                                                   2,500        41,875
    Baxter International, Inc.                                                   500        22,312
    Biomet, Inc. +                                                             1,700        26,562
    Caremark International, Inc.                                               6,000       149,250
    Emcare Holdings, Inc.                                                      2,200        52,250
    FoxMeyer Health Corp. +                                                    4,500        18,000
    Healthcare COMPARE Corp. +                                                 3,000       128,250
    Health Management Associates, Inc. Class A +                               4,050        92,137
    Hooper Holmes, Inc.                                                        8,000       102,000
    Mallinckrodt Group, Inc.                                                   3,000       121,500
    Physician Reliance Network, Inc. +                                         2,500        35,625
    Trex Medical +                                                               180         4,140
    Vivra, Inc.                                                                1,000        30,125
                                                                                       -----------
                                                                                           884,251
                                                                                       -----------
  INDUSTRIAL MANUFACTURING & PROCESSING (1.6%)
    Corning, Inc.                                                              4,800       178,800
    Inco, Ltd.                                                                 5,500       177,375
    Schnitzer Steel Industries, Inc. Class A                                   3,600        94,500
    Waters Corp. +                                                             1,000        31,375
                                                                                       -----------
                                                                                           482,050
                                                                                       -----------
  LEISURE & ENTERTAINMENT (0.4%)
    Boardwalk Casino, Inc. +                                                   3,000        18,750
    SCP Pool Corp. +                                                           6,000       114,000
                                                                                       -----------
                                                                                           132,750
                                                                                       -----------
  LODGING & RESTAURANTS (1.5%)
    Doubletree Corp. +                                                         3,000       113,625
    HFS, Inc. +                                                                1,600        95,800
    IHOP Corp. +                                                               3,600        89,100
    McDonald's Corp.                                                           2,100        97,387
    Mortons Restaurant Group, Inc. +                                           4,700        81,662
                                                                                       -----------
                                                                                           477,574
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  METALS & MINING (3.9%)
    Allegheny Teledyne, Inc.                                                   3,000   $    60,750
    Coeur d'Alene Mines Corp.                                                  5,000        75,625
    Hecla Mining Co. +                                                         5,500        37,812
    Homestake Mining Co.                                                      11,000       181,500
    Newmont Mining Corp.                                                       5,500       290,813
    Pegasus Gold, Inc. +                                                      15,000       180,000
    Placer Dome, Inc.                                                         10,000       240,000
    Prime Resources Group, Inc.                                                3,000        23,240
    Universal Stainless & Alloy Products, Ltd. +                               9,700        87,300
    Western Deep Levels Ltd. ADR                                                 800        29,800
                                                                                       -----------
                                                                                         1,206,840
                                                                                       -----------
  OFFICE EQUIPMENT & SUPPLIES (0.4%)
    New England Business Service, Inc.                                         2,300        35,650
    Viking Office Products, Inc. +                                             3,000        77,625
                                                                                       -----------
                                                                                           113,275
                                                                                       -----------
  OIL SERVICES (2.9%)
    Baker Hughes, Inc.                                                         5,500       166,375
    Global Industries, Ltd. +                                                  4,000        53,000
    Halliburton Co.                                                            2,100       110,512
    Input/Output, Inc. +                                                       5,600       198,100
    Nabors Industries, Inc. +                                                  7,000       104,125
    Smith International, Inc. +                                                8,000       278,000
                                                                                       -----------
                                                                                           910,112
                                                                                       -----------
  PAPER & FOREST PRODUCTS (0.1%)
    Westvaco Corp.                                                             1,500        42,937
                                                                                       -----------
  PHARMACEUTICALS (1.1%)
    Columbia Laboratories, Inc. +                                              1,700        21,675
    Gilead Sciences, Inc. +                                                    3,000        72,750
    Human Genome Sciences, Inc. +                                              3,000       102,375
    Ligand Pharmaceuticals, Inc. Class B +                                     4,000        48,750
    Pharmacia & Upjohn, Inc.                                                   1,700        71,400
    Regeneron Pharmaceuticals, Inc. +                                          2,000        33,500
                                                                                       -----------
                                                                                           350,450
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  REAL ESTATE (3.6%)
    Healthcare Realty Trust, Inc.                                             16,500   $   381,562
    Home Properties of New York, Inc.                                          5,100       102,000
    Jameson Inns, Inc.                                                         9,700        93,362
    NHP, Inc. +                                                                5,700       108,300
    U.S. Restaurant Properties Master L.P.                                     4,220       107,082
    Walden Residential Properties, Inc.                                       10,000       206,250
    Wellsford Residential Property Trust SBI                                   5,000       108,125
                                                                                       -----------
                                                                                         1,106,681
                                                                                       -----------
  RETAIL (2.2%)
    Autozone, Inc. +                                                           2,100        57,225
    Borders Group, Inc. +                                                      3,000        97,125
    Carr Gottstein Foods Co. +                                                11,500        47,438
    Cole National Corp. Class A +                                              5,100        96,900
    CUC International, Inc.                                                    3,500       120,313
    Kenneth Cole Productions, Inc. Class A +                                   3,000        58,500
    PETsMART, Inc. +                                                           3,600        99,000
    Rhodes, Inc. +                                                             4,700        41,712
    Urban Outfitters, Inc. +                                                   2,500        57,187
                                                                                       -----------
                                                                                           675,400
                                                                                       -----------
  TELECOMMUNICATIONS & EQUIPMENT (1.1%)
    AirTouch Communications, Inc. +                                            3,800       104,500
    Frontier Corp.                                                             2,200        64,900
    Globalstar Telecommunications, Ltd. +                                        600        25,950
    Lucent Technologies, Inc.                                                  1,700        62,688
    MFS Communications Co., Inc. +                                             2,000        84,750
                                                                                       -----------
                                                                                           342,788
                                                                                       -----------
  TRANSPORTATION (1.2%)
    Heartland Express, Inc. +                                                  1,500        42,750
    Hub Group Inc.Class A +                                                    2,000        44,625
    Landstar Systems, Inc. +                                                   3,400        89,250
    Mark VII, Inc. +                                                           4,000        83,500
    MTL, Inc. +                                                                5,900       107,675
                                                                                       -----------
                                                                                           367,800
                                                                                       -----------
FOREIGN COMMON STOCKS
  AUSTRALIA (0.6%)
    Boral, Ltd.                                                               78,000       187,372
                                                                                       -----------
  AUSTRIA (0.5%)
    VA Technologie AG                                                          1,165       149,038
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
FOREIGN COMMON STOCKS (CONT'D)
  CHINA (0.4%)
    Guangshen Railway Co., Ltd. ADR                                            7,500   $   143,438
                                                                                       -----------
  DENMARK (0.5%)
    ISS International Service System B                                         5,600       145,874
                                                                                       -----------
  FINLAND (0.6%)
    Valmet Corp. Class A                                                       9,900       169,899
                                                                                       -----------
  FRANCE (0.8%)
    Compagnie Francaise de Petroleum Total S.A. Series B                       1,326        97,558
    Usinor Sacilor                                                            12,000       164,724
                                                                                       -----------
                                                                                           262,282
                                                                                       -----------
  HONG KONG (0.7%)
    Hong Kong Land Holdings                                                   90,000       204,300
                                                                                       -----------
  JAPAN (1.4%)
    Keyence Corp.                                                              1,000       127,060
    NKK Corp. +                                                              120,000       317,098
                                                                                       -----------
                                                                                           444,158
                                                                                       -----------
  NEW ZEALAND (0.5%)
    Fletcher Forest                                                          115,000       158,723
                                                                                       -----------
  PORTUGAL (0.8%)
    Portugal Telecommunications SA ADR +                                       9,500       252,937
                                                                                       -----------
  SOUTH KOREA (0.4%)
    Samsung Electronics GDR +                                                  4,800       115,200
                                                                                       -----------
  SWITZERLAND (0.7%)
    Ciba-Geigy AG                                                                160       202,067
                                                                                       -----------
TOTAL COMMON STOCKS (cost $18,379,309)                                                  19,421,606
                                                                                       -----------
PREFERRED STOCKS (2.4%)
    Globalstar Telecommunications, Ltd. 6.50% Convertible                     10,000       425,000
    Oasis Residential, Inc. Series A Convertible                               5,000       121,250
    Walden Residential Properties, Inc. 9.16% Series B Convertible             7,500       191,250
                                                                                       -----------
TOTAL PREFERRED STOCKS (cost $807,175)                                                     737,500
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                                   PAR
                                                            RATE     MATURITY     (000)       VALUE
                                                          ---------  ---------  ---------  ------------
U.S. TREASURY OBLIGATIONS (20.2%)
  U.S. TREASURY NOTES (20.2%)
    U.S. Treasury Notes                                       8.500% 11/15/00   $   1,500  $  1,598,310
    U.S. Treasury Notes                                       6.875  05/31/01       1,000       991,050
    U.S. Treasury Notes                                       5.125  02/28/98       3,700     3,644,278
                                                                                           ------------
TOTAL U.S. TREASURY OBLIGATIONS (cost $6,316,557)                                             6,233,638
                                                                                           ------------
AGENCY OBLIGATIONS (3.1%)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.1%)
    Government National Mortgage Association                  6.500  08/15/03          11        10,464
    Government National Mortgage Association                  7.000  07/15/26       1,009       958,065
                                                                                           ------------
TOTAL AGENCY OBLIGATIONS (cost $975,748)                                                        968,529
                                                                                           ------------
ZERO COUPON BONDS (0.7%)
  TAIWAN
    President Enterprises                                            07/22/01         140       221,970
                                                                                           ------------
TOTAL ZERO COUPON BONDS (cost $166,780)                                                         221,970
                                                                                           ------------
REPURCHASE AGREEMENTS (10.6%)
    State Street Bank & Trust Co. 5.25%
    (Agreement dated 08/30/96 to be repurchased at
    $3,270,907 collateralized by $3,265,000 U.S.
    Treasury Notes 6.125% due 03/31/98. Market value of
    collateral is $3,334,381.) (cost $3,269,000)                     09/03/96       3,269     3,269,000
                                                                                           ------------
TOTAL INVESTMENT AT VALUE (100.0%) (cost $29,914,569*)                                       30,852,243
OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)                                                     11,980
                                                                                           ------------
NET ASSETS (100%) (Applicable to 2,584,219 Common Shares
  and 979 Advisor Shares)                                                                  $ 30,864,223
                                                                                           ------------
                                                                                           ------------
NET ASSET VALUE, offering and redemption price per
  Common Share ($30,852,529  DIVIDED BY 2,584,219)                                               $11.94
                                                                                           ------------
                                                                                           ------------
NET ASSET VALUE, offering and redemption price per
  Advisor Share ($11,694  DIVIDED BY 979)                                                        $11.94
                                                                                           ------------
                                                                                           ------------

                            INVESTMENT ABREVIATIONS
                       ADR = American Depository Receipt
GDR = Global Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing

* Cost for Federal income tax purposes at August 31, 1996 is $29,915,847. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation              $1,719,780
Gross Depreciation                (783,384)
                                ----------
Net Appreciation                $  936,396
                                ----------
                                ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 1996

                                                                  WARBURG PINCUS        WARBURG
                                                                  GROWTH & INCOME       PINCUS
                                                                       FUND          BALANCED FUND
                                                                -------------------  -------------
INVESTMENT INCOME:
    Dividends                                                      $  12,111,169      $   158,025
    Interest                                                           7,930,958          447,676
    Foreign taxes withheld                                                    --           (1,541)
                                                                -------------------  -------------
        Total investment income                                       20,042,127          604,160
                                                                -------------------  -------------
EXPENSES:
    Investment advisory                                                7,914,238          170,672
    Administration services                                            2,638,080           47,394
    Distribution                                                         377,281           47,452
    Custodian                                                            199,178           45,684
    Transfer agent                                                     1,175,942           41,073
    Legal                                                                237,132           24,919
    Audit                                                                 38,690              498
    Registration                                                         234,965           72,482
    Insurance                                                             26,671              432
    Printing                                                             176,153            7,613
    Other                                                                 65,098            9,526
                                                                -------------------  -------------
                                                                      13,083,428          467,745
    Less fees waived and expenses reimbursed                                   0         (177,882)
                                                                -------------------  -------------
        Total expenses                                                13,083,428          289,863
                                                                -------------------  -------------
            Net investment income                                      6,958,699          314,297
                                                                -------------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain from investment transactions                    20,871,086          490,109
    Net realized gain from foreign currency related items                      0               37
    Net change in unrealized appreciation from investments and
      foreign currency related items                                 (67,018,131)         472,314
                                                                -------------------  -------------
        Net realized and unrealized gain (loss) from
          investments and foreign currency related items             (46,147,045)         962,460
                                                                -------------------  -------------
Net increase (decrease) in net assets resulting from
  operations                                                       $ (39,188,346)     $ 1,276,757
                                                                -------------------  -------------
                                                                -------------------  -------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                  WARBURG PINCUS                  WARBURG PINCUS
                                               GROWTH & INCOME FUND               BALANCED FUND
                                          ------------------------------  ------------------------------
                                           FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                              ENDED           ENDED           ENDED           ENDED
                                            AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                               1996            1995            1996            1995
                                          --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                 $    6,958,699  $   12,539,769   $    314,297    $     38,382
    Net realized and unrealized gain
     (loss) from investments and foreign
     currency related items                  (46,147,045)    135,061,213        962,460         495,992
                                          --------------  --------------  --------------  --------------
        Net increase (decrease) in net
          assets resulting from
          operations                         (39,188,346)    147,600,982      1,276,757         534,374
                                          --------------  --------------  --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends to shareholders from net
     investment income:
        Common shares                         (8,430,598)     (9,949,389)      (212,883)        (38,909)
        Advisor shares                          (306,084)       (137,213)           (10)             --
    Distributions to shareholders from
     net realized capital gains:
        Common shares                        (49,915,078)     (8,067,592)      (149,992)       (111,945)
        Advisor shares                        (3,362,883)             --            (16)             --
                                          --------------  --------------  --------------  --------------
            Total distributions to
             shareholders                    (62,014,643)    (18,154,194)      (362,901)       (150,854)
                                          --------------  --------------  --------------  --------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares             370,678,850     722,996,657     33,327,987       4,349,805
    Reinvested dividends                      58,584,414         233,504        345,753         148,491
    Net asset value of shares redeemed      (615,963,314)   (168,239,331)    (9,065,222)       (347,995)
                                          --------------  --------------  --------------  --------------
        Net increase (decrease) in net
         assets from capital share
         transactions                       (186,700,050)    554,990,830     24,608,518       4,150,301
                                          --------------  --------------  --------------  --------------
            Total increase (decrease) in
             net assets                     (287,903,039)    684,437,618     25,522,374       4,533,821
NET ASSETS:
    Beginning of year                      1,095,095,246     410,657,628      5,341,849         808,028
                                          --------------  --------------  --------------  --------------
    End of year                           $  807,192,207  $1,095,095,246   $ 30,864,223    $  5,341,849
                                          --------------  --------------  --------------  --------------
                                          --------------  --------------  --------------  --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

FINANCIAL HIGHLIGHTS

(For an Advisor Share of the Fund Outstanding Throughout Each Year)

                                                WARBURG PINCUS                           WARBURG PINCUS
                                             GROWTH & INCOME FUND                         BALANCED FUND
                                                          FOR THE PERIOD                            FOR THE PERIOD
                                                           MAY 15, 1995                             JULY 31, 1995
                                                           (COMMENCEMENT                            (COMMENCEMENT
                                    FOR THE YEAR ENDED   OF OPERATIONS) TO   FOR THE YEAR ENDED   OF OPERATIONS) TO
                                     AUGUST 31, 1996      AUGUST 31, 1995     AUGUST 31, 1996      AUGUST 31, 1995
                                    ------------------   -----------------   ------------------   ------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                   $16.38              $14.87               $11.13              $10.72
                                          ------              ------               ------              ------
  INCOME FROM INVESTMENT
    OPERATIONS:
  Net Investment Income                   0.0800              0.0236               0.3689              0.0170
  Net Gains (Losses) on Securities
    (both realized and unrealized)       (0.6931)             1.5323               0.6815              0.3930
                                          ------              ------               ------              ------
        Total from Investment
          Operations                     (0.6131)             1.5559               1.0504              0.4100
                                          ------              ------               ------              ------

  LESS DISTRIBUTIONS
  Dividends (from net investment
    income)                              (0.0736)            (0.0459)             (0.0942)             0.0000
  Distributions (from capital
    gains)                               (0.8133)                 --              (0.1462)             0.0000
                                          ------              ------               ------              ------

        Total Distributions              (0.8869)            (0.0459)             (0.2404)             0.0000
                                          ------              ------               ------              ------

NET ASSET VALUE, END OF PERIOD            $14.88              $16.38               $11.94              $11.13
                                          ------              ------               ------              ------
                                          ------              ------               ------              ------

Total Returns                              (3.92%)             10.49%(c)             9.56%               3.82%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)          $79,565             $56,902                  $12                  $1
Ratios of Expenses to Average Net
 Assets                                     1.59%               1.92%(b)             1.71%(a)            1.76%(a)(b)
Ratios of Net Investment Income
 (Loss) to Average Net Assets                .28%               0.43%(b)            (4.11%)              2.00%(b)
Portfolio Turnover Rate                       94%                109%(b)              108%                107%(b)
Average Commission Rate                   $.0596(d)              N/A               $.0453(d)              N/A

--------------------------------------------------------------------------------
(a)Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Balanced Fund would have been 628.47% and 205.06% for the periods ended August 31, 1995 and 1996.

(b)Annualized.

(c)Not Annualized.

(d)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

   TAX STATUS OF 1996 DIVIDENDS (UNAUDITED)

  Dividends paid by the Growth & Income Fund and the Balanced Fund taxable as ordinary income amounted to $0.0736 and $0.0942 per share, respectively; 20.29% and 11.79% of ordinary income dividends of the Growth & Income and the Balanced Fund, respectively, qualify for the dividends received deduction available to corporate shareholders for U.S. income tax purposes.

  Because the Funds' fiscal years are not calendar years, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

NOTES TO FINANCIAL STATEMENTS

August 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

  The Warburg Pincus Funds covered in this report are comprised of Warburg Pincus Growth & Income Fund (the "Growth & Income Fund") and Warburg Pincus Balanced Fund (the "Balanced Fund") which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The Growth & Income Fund and the Balanced Fund each have two classes of shares: Common Class and Advisor Class.

  On May 3, 1996, pursuant to an Agreement and Plan of Reorganization, the Growth & Income Fund and the Balanced Fund (each, an "Acquiring Fund") each acquired all of the assets of an investment series of The RBB Fund, Inc., Warburg Pincus Growth & Income Fund (the "Acquired Growth & Income Fund") and Warburg Pincus Balanced Fund (the "Acquired Balanced Fund"). The acquisitions were accomplished by a tax-free exchange of 62,938,828 Common Shares and 5,340,670 Advisor Shares, in the case of the Acquired Growth & Income Fund, and 2,135,930 Common Shares and 111 Advisor Shares, in the case of the Acquired Balanced Fund for the same amount of shares of the same class of the corresponding Acquiring Fund. Shares were reissued to shareholders at the time of the reorganizations. The net assets of each Acquiring Fund directly after the reorganization were the same as the net assets of the relevant Acquired Fund:
$1,112,424,664 in the case of the Growth & Income Fund, including $129,715,900 of unrealized appreciation; and $25,721,368 in the case of the Balanced Fund, including $1,465,365 of unrealized appreciation. Each Acquiring Fund assumed the prior operating history of the corresponding Acquired Fund.

  The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Funds' governing board. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

  Security transactions are accounted for on the trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income,

WARBURG PINCUS FUNDS

August 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) expenses (excluding class-specific expenses, principally distribution, Shareholder servicing fees and transfer agency fees) and realized/unrealized gains (losses) are allocated proportionally to each class of shares based upon the relative net-asset value of outstanding shares.

  Dividends from net investment income, if any, are declared and paid at least quarterly. Dividends from net realized capital gains, if any, will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

  Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

  Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the Seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

  Warburg, Pincus Counsellors, Inc. ("Warburg"), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Counsellors G.P.") serves as each Fund's

WARBURG PINCUS FUNDS

August 31, 1996

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D) investment adviser. For its advisory services, Warburg is entitled to receive the following fees, computed daily and payable monthly based on the Funds' daily net assets:

               FUND                            ANNUAL RATE
----------------------------------------------------------------------
Growth & Income Fund                     .75% average daily net assets
Balanced Fund                            .90% average daily net assets

  Warburg may, at its discretion, voluntarily waive all or any portion of its advisory fees for any of the Funds. In addition, Warburg may voluntarily reimburse the Funds for a portion of the Funds' expenses. For the year ended August 31, 1996, investment advisory fees, waivers and expense reimbursements were as follows:

                                        GROSS                      NET           EXPENSE
                                     ADVISORY FEE    WAIVER    ADVISORY FEE   REIMBURSEMENTS
                                     ------------   ---------  ------------   --------------
Growth & Income Fund                  $7,914,238    $      --   $7,914,238       $     --
Balanced Fund                            170,672     (145,632)      25,040         (8,518)

  PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., and Counsellors Fund Services, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, serve as co-administrators for each of the Funds. For the Growth & Income Fund, the co-administration fees are computed daily and payable monthly at an annual rate of .20% of the first $125 million of average daily net assets and .15% of average daily net assets in excess of $125 million for PFPC and .05% of the first $125 million of average daily net assets and .10% of average daily net assets in excess of $125 million for CFSI.

  For the Balanced Fund, the co-administration fees are computed daily and payable monthly at an annual rate of .15% of average daily net assets for PFPC and .10% of average daily net assets for CFSI.

  CFSI and PFPC may, at their discretion, voluntarily waive all or any portion of their co-administration fees for any of the Funds. For the year ended August 31, 1996, CFSI and PFPC's co-administration fees and waivers were as follows:

                                           GROSS                            NET
                                     CO-ADMINISTRATION               CO-ADMINISTRATION
                                           FEES           WAIVERS          FEES
                                    -------------------  ---------  -------------------
Growth & Income Fund                    $ 2,638,080      $      --      $ 2,638,080
Balanced Fund                                47,394        (23,732)          23,662

WARBURG PINCUS FUNDS

August 31, 1996

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D)
  The Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. For distribution services with respect to the Balanced Fund's Common Shares, CSI receives a fee at the annual rate of .25%, computed daily and payable monthly, on average daily net assets. For distribution services with respect to the Growth & Income and the Balanced Funds' Advisor Shares, CSI receives a fee of
 .50%, respectively, computed daily and payable monthly, on average daily net assets. No compensation is payable by the Growth & Income Fund's Common Shares. For the year ended August 31, 1996, distribution fees were as follows:

                                                               DISTRIBUTION
                                                                   FEES
                                                              --------------
Growth & Income Fund
  Advisor Shares                                                $  377,281
                                                              --------------
                                                              --------------
Balanced Fund
  Common Shares                                                 $   47,438
  Advisor Shares                                                        14
                                                              --------------
                                                                $   47.452
                                                              --------------
                                                              --------------

3. INVESTMENT IN SECURITIES

  For the year ended August 31, 1996, purchases and sales of investment securities (other than short-term investments) were as follows:

                                                              INVESTMENT SECURITIES
                                                            --------------------------
                                                             PURCHASES       SALES
                                                            ------------  ------------
Growth & Income Fund                                        $836,836,603  $944,323,575
Balanced Fund                                                 40,617,534    18,123,632

4. CAPITAL SHARES

  The Growth & Income Fund and the Balanced Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated Advisor shares.

WARBURG PINCUS FUNDS

August 31, 1996

4. CAPITAL SHARES (CONT'D)
  Transactions in capital shares for each period were as follows:

                                              WARBURG PINCUS GROWTH & INCOME FUND
                               ------------------------------------------------------------------
                                           FOR THE                           FOR THE
                                          YEAR ENDED                        YEAR ENDED
                                       AUGUST 31, 1996                   AUGUST 31, 1995
                               --------------------------------  --------------------------------
                                    SHARES            VALUE           SHARES            VALUE
                               -----------------  -------------  -----------------  -------------
Shares sold
    Common Shares                   20,913,915    $ 336,297,357       46,345,660    $ 670,088,619
    Advisor Shares                   2,135,316    $  34,381,493        3,521,620    $  52,908,038
Shares issued in reinvestment
  of dividends
    Common Shares                    3,538,291       54,915,454            6,891           96,291
    Advisor Shares                     237,054        3,668,960            9,051          137,213
Shares repurchased
    Common Shares                  (38,907,636)    (608,244,172)     (11,270,725)    (167,348,709)
    Advisor Shares                    (499,292)      (7,719,142)         (57,795)        (890,622)
                               -----------------  -------------  -----------------  -------------
Net increase (decrease)            (12,582,352)   $(186,700,050)      38,554,702    $ 554,990,830
                               -----------------  -------------  -----------------  -------------
                               -----------------  -------------  -----------------  -------------

                                                  WARBURG PINCUS BALANCED FUND
                               ------------------------------------------------------------------
                                           FOR THE                           FOR THE
                                          YEAR ENDED                        YEAR ENDED
                                       AUGUST 31, 1996                   AUGUST 31, 1995
                               --------------------------------  --------------------------------
                                    SHARES            VALUE           SHARES            VALUE
                               -----------------  -------------  -----------------  -------------
Shares sold
    Common Shares                    2,799,590    $  32,792,373          423,875    $   4,348,625
    Advisor Shares                      45,037    $     536,614              110    $       1,180
Shares issued in reinvestment
  of dividends
    Common Shares                       29,938          345,728           16,171          148,491
    Advisor Shares                           2               25               --               --
Shares repurchased
    Common Shares                     (725,370)      (8,530,390)         (33,364)        (347,995)
    Advisor Shares                     (44,170)        (534,832)              --               --
                               -----------------  -------------  -----------------  -------------
Net increase                         2,105,027    $  24,608,518          406,792    $   4,150,301
                               -----------------  -------------  -----------------  -------------
                               -----------------  -------------  -----------------  -------------

WARBURG PINCUS FUNDS

August 31, 1996

5. NET ASSETS

  At August 31, 1996, net assets consisted of the following:

                                                                  GROWTH & INCOME      BALANCED
                                                                       FUND              FUND
                                                                -------------------  ------------
Capital paid-in                                                    $ 757,260,246      $29,416,934
Undistributed net investment income                                      675,184         108,542
Amortized market discount                                                     --              --
Accumulated net realized gain (loss) on investments
  transactions, futures contracts and foreign exchange
  transactions                                                        (1,480,503)        400,936
Unrealized appreciation on investments                                50,737,280         937,811
                                                                -------------------  ------------
                                                                   $ 807,192,207      $30,864,223
                                                                -------------------  ------------
                                                                -------------------  ------------

WARBURG PINCUS FUNDS

NOTES TO FINANCIAL STATEMENTS

August 31, 1996

6. OTHER FINANCIAL HIGHLIGHTS

  The Growth & Income and the Balanced Funds currently offer one other class of shares, Common Shares representing an additional interest in each of the Funds. The financial highlights of each of the Common Shares are as follows:
---------------------------------------------------------------------

                                                                     COMMON SHARES
                                          --------------------------------------------------------------------
                                                          WARBURG PINCUS GROWTH & INCOME FUND
                                                             FOR THE YEARS ENDED AUGUST 31,
                                          --------------------------------------------------------------------
                                            1996             1995          1994            1993         1992
                                          --------        ----------    -----------     ----------     -------
NET ASSET VALUE, BEGINNING OF YEAR          $16.40            $14.56         $16.72         $11.99      $12.11
                                          --------        ----------    -----------     ----------     -------
    INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income                   0.1116            0.2224         0.0785         0.0464      0.1912
    Net Gains (Losses) on Securities
      (both realized and unrealized)       (0.6633)           1.9834         1.8151         4.8499      0.0402
                                          --------        ----------    -----------     ----------     -------
        Total from Investment Operations   (0.5517)           2.2058         1.8936         4.8963      0.2314
                                          --------        ----------    -----------     ----------     -------
    LESS DISTRIBUTIONS
    Dividends from Net Investment Income   (0.1350)          (0.1824)       (0.0785)       (0.0875)    (0.1871)
    Distributions from Capital Gains       (0.8133)          (0.1834)       (3.9751)       (0.0788)    (0.1643)
                                          --------        ----------    -----------     ----------     -------
        Total Distributions                (0.9483)          (0.3658)       (4.0536)       (0.1663)    (0.3514)
                                          --------        ----------    -----------     ----------     -------
NET ASSET VALUE, END OF YEAR                $14.90            $16.40         $14.56         $16.72      $11.99
                                          --------        ----------    -----------     ----------     -------
                                          --------        ----------    -----------     ----------     -------
Total Returns                                (3.54%)           15.62%         14.41%         41.17%       1.99%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000)             $727,627        $1,038,193       $410,658        $60,689     $28,976
Ratios of Expenses to Average Net Assets      1.21%             1.22%          1.28%(a)       1.14%(a)    1.25%(a)
Ratios of Net Investment Income to
 Average Net Assets                           0.69%             1.64%          0.41%          0.30%       1.66%
Portfolio Turnover Rate                         94%              109%           150%           344%        175%
Average Commission Rate                     $.0596(b)            N/A            N/A            N/A         N/A

---------------------------------------------------------------------

(a)Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Growth & Income Fund would have been 1.28%, 1.14% and 1.28% for the years ended August 31, 1994, 1993 and 1992, respectively.

(b)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (UNAUDITED)

  Dividends paid by the Fund taxable as ordinary income amounted to $0.1350 per share; 20.29% of ordinary income dividends qualify for the dividends received deduction available to corporate shareholders for U.S. income tax purposes.

  Because the Fund's fiscal year is not the calender year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS FUNDS

August 31, 1996

6. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                   COMMON SHARES
                                          ---------------------------------------------------------------
                                                           WARBURG PINCUS BALANCED FUND
                                                          FOR THE YEARS ENDED AUGUST 31,
                                          ---------------------------------------------------------------
                                             1996           1995         1994        1993          1992
                                          ----------     ----------     -------     -------       -------
NET ASSET VALUE, BEGINNING OF YEAR            $11.12         $11.01      $11.71      $12.04        $12.05
                                          ----------     ----------     -------     -------       -------
    INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income                     0.1573         0.2080      0.4132      0.5555        0.4408
    Net Gains (Losses) on Securities
      (both realized and unrealized)          0.9389         1.7225      0.3248      1.1253        0.5155
                                          ----------     ----------     -------     -------       -------
        Total from Investment Operations      1.0962         1.9305      0.7380      1.6808        0.9563
                                          ----------     ----------     -------     -------       -------
    LESS DISTRIBUTIONS
    Dividends from Net Investment Income     (0.1300)       (0.3136)    (0.4586)    (0.5412)      (0.3713)
    Distributions from Capital Gains         (0.1462)       (1.5069)    (0.9794)    (1.4696)      (0.5950)
                                          ----------     ----------     -------     -------       -------
        Total Distributions                  (0.2762)       (1.8205)    (1.4380)    (2.0108)      (0.9663)
                                          ----------     ----------     -------     -------       -------
NET ASSET VALUE, END OF YEAR                  $11.94         $11.12      $11.01      $11.71        $12.04
                                          ----------     ----------     -------     -------       -------
                                          ----------     ----------     -------     -------       -------
Total Returns                                   9.99%         21.56%       6.86%      15.27%         8.07%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000)                $30,853         $5,342        $808        $762        $1,026
Ratios of Expenses to Average Net Assets        1.53%(a)       1.53%(a)       0%(a)       0%(a)       .67%(a)
Ratios of Net Investment Income to
 Average Net Assets                             1.66%          2.30%       3.76%       4.13%         3.68%
Portfolio Turnover Rate                          108%           107%         32%         30%           93%
Average Commission Rate                       $.0453(b)         N/A         N/A         N/A           N/A

---------------------------------------------------------------------

(a)Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Balanced Fund would have been 2.43%, 6.04%, 5.46%, 5.37% and 3.88% for the years ended August 31, 1996,
   1995, 1994, 1993 and 1992, respectively.

(b)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (UNAUDITED)

  Dividends paid by the Fund taxable as ordinary income amounted to $0.1300 per share; 11.97% of ordinary income dividends qualify for the dividends received deduction available to corporate shareholders for U.S. income tax purposes.

  Because the Fund's fiscal year is not the calender year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------------

To the Shareholders and Board of Directors of The Warburg Pincus Funds:

We have audited the accompanying statements of net assets of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund, as of August 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of investments held as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund, as of August 31, 1996, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 18, 1996

WARBURG PINCUS
ADVISOR FUNDS

COUNSELLORS
SECURITIES INC.,
DISTRIBUTOR
800-369-2728

WARBURG PINCUS
INVESTMENTS